Taxation	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Taxation
14. Taxation
The Group’s tax charge is the sum of the total current and deferred tax expense.

Taxation charge based on profits for the year	2022 £m	2021 (1) £m	2020 (1) £m

UK current year charge	200	119	(45)

Rest of World current year charge	1,351	593	745

Charge/(credit) in respect of prior periods	(60)	219	11

Current taxation	1,491	931	711

Deferred taxation	(784)	(848)	(644)

	707	83	67
In 2022, GSK made corporate income tax payments globally of £1.5 billion for continuing and discontinued operations, of which £48 million was UK corporation tax paid to HMRC. These amounts are for corporate income tax only, and do not include the various other business taxes borne by GSK each year.
The deferred tax credits in each period reflect current year losses where offset against taxable profits in future periods is probable and the release of deferred tax liabilities. The latter relates primarily to the unwind of deferred tax liabilities on intangible assets. The deferred tax credit in 2021 also reflected the impact of the remeasurement of deferred tax assets and liabilities following enactment of the increase in the headline rate of UK corporation tax from 19% to 25%.
The following table reconciles the tax charge calculated at the UK statutory rate on the Group profit before tax with the actual tax charge for the year.

Reconciliation of taxation on Group profits	2022 £m	2022%	2021 (1) £m	2021%	2020 (1) £m	2020%

Profit before tax	5,628		3,599		5,170

UK statutory rate of taxation	1,069	19.0	685	19.0	984	19.0

Differences in overseas taxation rates	318	5.6	302	8.4	363	7.0

Benefit of intellectual property incentives	(600)	(10.7)	(382)	(10.6)	(516)	(9.9)

R&D credits	(119)	(2.1)	(100)	(2.8)	(103)	(2.0)

Permanent differences on disposals, acquisitions and transfers	275	4.9	(3)	(0.1)	(316)	(6.1)

Other permanent differences	82	1.5	(4)	(0.1)	90	1.7

Re-assessments of prior year current tax estimates	(60)	(1.1)	219	6.1	11	0.2

Re-assessments of prior year deferred tax estimates	(233)	(4.1)	(281)	(7.8)	(283)	(5.5)

Changes in Tax Rates	(25)	(0.4)	(353)	(9.8)	(163)	(3.1)

Tax charge/tax rate	707	12.6	83	2.3	67	12.9
As a global biopharmaceutical company, we have a substantial business and employment presence in many countries around the world. The impact of differences in overseas taxation rates arose from profits being earned in countries with tax rates higher than the UK statutory rate, the most significant of which in 2022 were the US, Belgium, Germany and Japan. This adverse impact was offset by the benefit of intellectual property incentives such as the UK Patent Box and Belgian Innovation Income Deduction regimes, which provide a reduced rate of corporation tax on profits earned from qualifying patents. We claim these incentives in the manner intended by the relevant statutory or regulatory framework.
In 2021, ‘Changes in tax rates’ included credits in relation to the enactment of the increase in the headline rate of UK corporate income tax from 19% to 25% (effective 2023). In 2020, ‘Changes in tax rates’ included credits in relation to the UK, where a reduction in the corporate income tax rate from 19% to 17% was cancelled, and India, where the tax treatment of dividends changed with effect from 1 April 2020.
Permanent differences on disposals, acquisitions and transfers in 2022 includes tax on internal restructuring to simplify the group structure. The tax credit in 2020 reflected the tax impact of the disposal of Horlicks and other Consumer Healthcare brands to, and subsequent disposal of shares received in, Hindustan Unilever.
The Group’s 2022 tax rate has also been influenced by updates to estimates of prior period tax liabilities following closure of open issues with tax authorities in various jurisdictions.

(1)	The 2021 and 2020 comparatives have been restated on a consistent basis from those previously published to reflect the demerger of the Consumer Healthcare business (see Note 41).
Future tax charges, and therefore our effective tax rate, may be affected by factors such as acquisitions, disposals, restructurings, the location of research and development activity, tax regime reforms and resolution of open matters as we continue to bring our tax affairs up to date around the world.
The UK Government has confirmed that the Spring Finance Bill 2023 will include legislation introducing a 15% global minimum corporate income tax rate, to have effect from 2024 in line with the OECD’s Pillar Two model framework. The detail of the measures and how they are to be accounted for is still being finalised and so it is not possible to accurately quantify the impact for GSK at this stage.

Tax on items charged to equity and statement of comprehensive income	2022 £m	2021 (1) £m	2020 (1) £m

Current taxation

Share-based payments	(3)	–	(14)

Defined benefit plans	–	–	(4)

Fair value movements on cash flow hedges	–	5	12

Fair value movements on equity investments	12	36	89

	9	41	83

Deferred taxation

Share-based payments	11	(11)	18

Defined benefit plans	(211)	223	(51)

Fair value movements on cash flow hedges	(9)	3	6

Fair value movements on equity investments	(68)	(167)	131

	(277)	48	104

Total credit to equity and statement of comprehensive income	(268)	89	187

(1)	The 2021 and 2020 comparatives have been restated on a consistent basis from those previously published to reflect the demerger of the Consumer Healthcare business (see Note 41).
All of the above items have been charged to the statement of comprehensive income except for tax on share-based payments.
Issues relating to taxation
The integrated nature of the Group’s worldwide operations involves significant investment in research and strategic manufacture at a limited number of locations, with consequential cross-border supply routes into numerous end-markets.
In line with current OECD guidelines, we base our transfer pricing policy on the arm’s length principle and support our transfer prices with economic analysis and reports. However, different tax authorities may seek to attribute further profit to activities being undertaken in their jurisdiction potentially resulting in double taxation. The Group also has open items in several jurisdictions concerning such matters as the deductibility of particular expenses and the tax treatment of certain business transactions. GSK applies a risk based approach to determine the transactions most likely to be subject to challenge and the probability that the Group would be able to obtain compensatory adjustments under international tax treaties.
The calculation of the Group’s total tax charge therefore necessarily involves a degree of estimation and judgement in respect of certain items whose tax treatment cannot be finally determined until resolution has been reached with the relevant tax authority or, as appropriate, through a formal legal process. At 31 December 2022 the Group had recognised provisions of £551 million in respect of such uncertain tax positions (2021: £858 million). The net decrease in recognised provisions during 2022 was driven by the reassessment of estimates, the agreement of a number of open issues with tax authorities in various jurisdictions and amounts related to discontinued operations. Whilst the ultimate liability for such matters may vary from the amounts provided and is dependent upon the outcome of agreements with the relevant tax authorities, or litigation where appropriate, the Group continues to consider that it has made appropriate provision for periods which are open and not yet agreed by the tax authorities.
A provision for deferred tax liabilities of £157 million as at 31 December 2022 (2021: £204 million) has been made in respect of taxation that would be payable on the remittance of profits by certain overseas subsidiaries. Whilst the aggregate amount of unremitted profits at the balance sheet date was approximately £16 billion (2021: £15 billion), the majority of these unremitted profits would not be subject to tax (including withholding tax) on repatriation, as UK legislation relating to company distributions provides for exemption from tax for most overseas profits, subject to certain exceptions. Deferred tax is not provided on temporary differences of £660 million (2021: £831 million) arising on unremitted profits as management has the ability to control any future reversal and does not consider such a reversal to be probable.
Movement in deferred tax assets and liabilities

	Accelerated capital allowances £m	Intangible assets £m	Contingent consideration £m	Intra-Group profit £m	Pensions & other post employment benefits £m	Tax losses £m	Share option and award schemes £m	Other net temporary differences £m	Total £m

At 1 January 2021	(296)	(3,982)	843	1,024	874	1,060	60	1,104	687

Exchange adjustments	17	(41)	–	6	(17)	(1)	–	–	(36)

Credit/(charge) to income statement	65	312	7	(31)	6	391	20	232	1,002

Credit/(charge) to statement of comprehensive income	–	–	–	–	(223)	–	11	164	(48)

Acquisitions/Disposals	3	–	–	–	–	–	–	(4)	(1)

R&D credits utilisation	–	–	–	–	–	–	–	58	58

At 31 December 2021	(211)	(3,711)	850	999	640	1,450	91	1,554	1,662

Exchange adjustments	(29)	(264)	–	(40)	64	6	1	160	(102)

Credit/(charge) to income statement	122	126	142	258	(32)	104	(22)	190	888

Credit/(charge) to statement of comprehensive income	–	–	–	–	182	42	(11)	(12)	201

Acquisitions/Disposals	(1)	(637)	–	–	–	67	–	76	(495)

R&D credits utilisation	–	–	–	–	–	–	–	(76)	(76)

Transfer of assets held for sale/distribution	62	3,667	–	(118)	(60)	(8)	(2)	(250)	3,291

At 31 December 2022	(57)	(819)	992	1,099	794	1,661	57	1,642	5,369
Deferred tax liabilities in relation to intangible assets predominately relate to temporary differences arising as a result of historic business combinations.
The Group continues to recognise deferred tax assets on future obligations in respect of contingent consideration amounts payable to minority shareholders. These payments are tax deductible at the point in time at which payment is made.
A deferred tax asset is recognised on intra-Group profits arising on inter-company inventory which are eliminated within the consolidated accounts. As intra-Group profits are not eliminated from the individual entities’ tax returns a temporary difference arises that will reverse at the point in time inventory is sold externally.
The deferred tax asset recognised on tax losses of £1,661 million (2021: £1,450 million) relates to trading losses. Such deferred tax assets are recognised where it is probable that future taxable profit will be available to utilise losses, as supported by long-range product level forecasts. Current forecasts indicate the assets will be utilised by around 2030. Other net temporary differences included accrued expenses for which a tax deduction is only available on a paid basis.
Deferred tax assets and liabilities are recognised on the balance sheet as follows:

	2022 £m	2021 £m

Deferred tax assets	5,658	5,218

Deferred tax liabilities	(289)	(3,556)

	5,369	1,662

		2022		2021

Unrecognised tax losses	Tax losses £m	Unrecognised deferred tax asset £m	Tax losses £m	Unrecognised deferred tax asset £m

Trading losses expiring:

Within 10 years	967	175	1,068	198

More than 10 years	44	13	390	62

Available indefinitely	192	41	200	43

At 31 December	1,203	229	1,658	303

Capital losses expiring:

Available indefinitely	2,326	548	2,356	557

At 31 December	2,326	548	2,356	557
Deferred tax assets are only recognised where it is probable that future taxable profit will be available to utilise losses.